October 28, 2026 3Q 2026 Financial Supplement © 2026 Fannie Mae Exhibit 99.3

TABLE OF CONTENTS Page Consolidated Results Selected Financial Data 1 Condensed Consolidated Statements of Income 2 Condensed Consolidated Balance Sheets 3 Average Balances of Assets & Liabilities and Annualized Yields 4 Credit-Related Information 5 Regulatory Capital 6 Business Segment Results Single-Family 7 Multifamily 11 © 2026 Fannie Mae Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended September 30, 2026 ("Q3 2026 Form 10-Q") and Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). This presentation should be reviewed together with the Q3 2026 Form 10-Q and the 2025 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement, and does not as a result of references to the company's website form a part of this supplement or any other report or document the company files with or furnishes to the Securities and Exchange Commission, and any references to the company's website are intended to be inactive textual references only. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of September 30, 2026 or for the third quarter of 2026. Data for prior years is as of December 31 or for the full year indicated.

Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2026 Q3 2025 $7,559 $7,493 $7,198 $7,268 $7,184 $66 $375 92 72 82 63 123 20 (31) 7,651 7,565 7,280 7,331 7,307 86 344 630 (76) 121 (257) 13 706 617 94 53 (277) 5 120 41 (26) 724 (23) (156) (252) 133 747 591 (1,140) (485) (277) (298) (338) (655) (802) (2,123) (2,068) (2,183) (2,371) (2,267) (55) 144 5,112 4,989 4,664 4,410 4,835 123 277 (935) (1,007) (944) (883) (976) 72 41 $4,177 $3,982 $3,720 $3,527 $3,859 $195 $318 $3,140 $3,830 $3,655 $3,527 $3,849 $(690) $(709) $10,918 $11,413 $11,485 $11,452 $12,155 $(495) $(1,237) 33,450 37,874 38,199 45,650 61,525 (4,424) (28,075) 100,723 94,769 75,520 69,889 71,656 5,954 29,067 4,116,046 4,128,166 4,123,657 4,127,677 4,131,636 (12,120) (15,590) (9,415) (8,513) (8,357) (8,364) (8,246) (902) (1,169) $4,317,887 $4,332,343 $4,314,635 $4,317,538 $4,335,856 $(14,456) $(17,969) 168,731 175,435 150,438 127,289 126,390 (6,704) 42,341 4,000,518 4,012,823 4,022,364 4,053,140 4,076,945 (12,305) (76,427) $4,198,250 $4,215,846 $4,201,968 $4,208,526 $4,230,371 $(17,596) $(32,121) $119,637 $116,497 $112,667 $109,012 $105,485 $3,140 $14,152 $119,637 $116,497 $112,667 $109,012 $105,485 $3,140 $14,152 2.8% 2.7% 2.6% 2.5% 2.4% 10.25% 10.72% 10.23% 12.56% 11.21% 9.0% 8.7% 27.7% 3.2% 6.9% 18.3% 20.2% 20.2% 20.0% 20.2% (a) (b) (c) (d) Net worth ratio is calculated based on net worth divided by total assets outstanding at the end of the period. Administrative expense ratio is calculated as administrative expenses divided by net revenues during the period. Administrative expenses consist of salaries and employee benefits and professional services, technology and occupancy expense as seen on page 2, "Condensed Consolidated Statements of Income." Administrative operating leverage is a supplemental analytical metric calculated as the rate of year-over-year increase (decrease) in net revenues less the rate of year-over- year increase (decrease) in administrative expenses. Net revenues consist of net interest income and fee and other income. Administrative expenses consist of salaries and employee benefits and professional services, technology and occupancy expenses as seen on page 2, "Condensed Consolidated Statements of Income." © 2026 Fannie Mae Net worth Net worth ratio (b) Administrative expense ratio (c) Administrative operating leverage (d) Effective income tax rate Consists of salaries and employee benefits, professional services, technology and occupancy expense, legislative assessments, credit enhancement expense and other income (expense), net. Total assets Debt of Fannie Mae Debt of Consolidated Trusts Total liabilities Total stockholders’ equity OTHER METRICS SELECTED BALANCE SHEET DATA (period-end) Cash Securities purchased under agreements to resell Investments in securities, at fair value Mortgage loans held for investment and held for sale Allowance for loan losses (Provision) benefit for credit losses Non-interest expense (a) Income before federal income taxes Provision for federal income taxes Net income Total comprehensive income Net interest income Fee and other income Net revenues Fair value gains (losses), net Investment gains (losses), net Other gains (losses), net FANNIE MAE SELECTED FINANCIAL DATA ($ in millions) QUARTERLY DATA Q3 2026 Variance vs. SELECTED INCOME STATEMENT DATA 1

FANNIE MAE
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
($ and shares in millions, except per share data)

Fannie Mae

	QUARTERLY DATA						
						Q3 2026 Variance vs.	
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025
Interest income:							
Mortgage loans	$39,962	$39,294	$38,905	$38,713	$38,344	$668	$1,618
Securities purchased under agreements to resell	592	548	630	714	844	44	(252)
Investments in securities and other	1,068	966	687	787	789	102	279
Total interest income	**41,622**	**40,808**	**40,222**	**40,214**	**39,977**	**814**	**1,645**
Interest expense:							
Short-term debt	(323)	(254)	(194)	(223)	(154)	(69)	(169)
Long-term debt	(33,740)	(33,061)	(32,830)	(32,723)	(32,639)	(679)	(1,101)
Total interest expense	**(34,063)**	**(33,315)**	**(33,024)**	**(32,946)**	**(32,793)**	**(748)**	**(1,270)**
Net interest income	**7,559**	**7,493**	**7,198**	**7,268**	**7,184**	**66**	**375**
Non-interest income:							
Fair value gains (losses), net	630	(76)	121	(257)	13	706	617
Fee and other income	92	72	82	63	123	20	(31)
Investment gains (losses), net	94	53	(277)	5	120	41	(26)
Non-interest income	**816**	**49**	**(74)**	**(189)**	**256**	**767**	**560**
(Provision) benefit for credit losses	(1,140)	(485)	(277)	(298)	(338)	(655)	(802)
Non-interest expense:							
Salaries and employee benefits	(484)	(463)	(463)	(516)	(475)	(21)	(9)
Professional services, technology, and occupancy	(300)	(348)	(282)	(405)	(344)	48	44
Legislative assessments	(924)	(934)	(931)	(936)	(943)	10	19
Credit enhancement expense	(371)	(361)	(358)	(368)	(409)	(10)	38
Other income (expense), net	(44)	38	(149)	(146)	(96)	(82)	52
Total non-interest expense	**(2,123)**	**(2,068)**	**(2,183)**	**(2,371)**	**(2,267)**	**(55)**	**144**
Income before federal income taxes	5,112	4,989	4,664	4,410	4,835	123	277
Provision for federal income taxes	(935)	(1,007)	(944)	(883)	(976)	72	41
Net income	**4,177**	**3,982**	**3,720**	**3,527**	**3,859**	**195**	**318**
Other comprehensive income (loss)	(1,037)	(152)	(65)	0	(10)	(885)	(1,027)
Total comprehensive income	**$3,140**	**$3,830**	**$3,655**	**$3,527**	**$3,849**	**$(690)**	**$(709)**
Net income	4,177	3,982	3,720	3,527	3,859	195	318
Dividends distributed or amounts attributable to senior preferred stock	(3,140)	(3,830)	(3,655)	(3,527)	(3,849)	690	709
Net income (loss) attributable to common stockholders	**$1,037**	**$152**	**$65**	**$0**	**$10**	**$885**	**$1,027**
EARNINGS PER SHARE DATA							
Earnings per share:							
Basic	$0.18	$0.03	$0.01	$0.00	$0.00	$0.15	$0.18
Diluted	0.18	0.03	0.01	0.00	0.00	0.15	0.18
Weighted-average common shares outstanding:							
Basic	5,867	5,867	5,867	5,867	5,867	0	0
Diluted	5,893	5,893	5,893	5,893	5,893	0	0

See Notes to the Condensed Consolidated Financial Statements in the Third Quarter 2026 Form 10-Q

© 2026 Fannie Mae

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FANNIE MAE
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	QUARTERLY DATA						
						Q3 2026 Variance vs.	
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025
ASSETS							
Cash	$10,918	$11,413	$11,485	$11,452	$12,155	$(495)	$(1,237)
Restricted cash	25,425	29,401	33,779	31,131	27,220	(3,976)	(1,795)
Securities purchased under agreements to resell	33,450	37,874	38,199	45,650	61,525	(4,424)	(28,075)
Investments in securities, at fair value	100,723	94,769	75,520	69,889	71,656	5,954	29,067
Mortgage loans:							
Loans held for sale, at lower of cost or fair value	332	648	199	209	808	(316)	(476)
Loans held for investment, at amortized cost:							
Of Fannie Mae	66,617	66,761	60,595	57,970	53,765	(144)	12,852
Of consolidated trusts	4,049,097	4,060,757	4,062,863	4,069,498	4,077,063	(11,660)	(27,966)
Total loans held for investment	**4,115,714**	**4,127,518**	**4,123,458**	**4,127,468**	**4,130,828**	**(11,804)**	**(15,114)**
Allowance for loan losses	(9,415)	(8,513)	(8,357)	(8,364)	(8,246)	(902)	(1,169)
Total loans held for investment, net of allowance	**4,106,299**	**4,119,005**	**4,115,101**	**4,119,104**	**4,122,582**	**(12,706)**	**(16,283)**
Total mortgage loans	**4,106,631**	**4,119,653**	**4,115,300**	**4,119,313**	**4,123,390**	**(13,022)**	**(16,759)**
Advances to lenders	1,206	1,380	3,509	3,595	3,227	(174)	(2,021)
Deferred tax assets, net	9,707	9,185	9,430	9,828	10,000	522	(293)
Accrued interest receivable	12,567	12,287	11,915	11,689	11,901	280	666
Other assets	17,260	16,381	15,498	14,991	14,782	879	2,478
Total assets	**$4,317,887**	**$4,332,343**	**$4,314,635**	**$4,317,538**	**$4,335,856**	**$(14,456)**	**$(17,969)**
LIABILITIES							
Accrued interest payable	$12,593	$12,423	$12,213	$12,035	$12,080	$170	$513
Debt:							
Of Fannie Mae	168,731	175,435	150,438	127,289	126,390	(6,704)	42,341
Of consolidated trusts	4,000,518	4,012,823	4,022,364	4,053,140	4,076,945	(12,305)	(76,427)
Other liabilities	16,408	15,165	16,953	16,062	14,956	1,243	1,452
Total liabilities	**$4,198,250**	**$4,215,846**	**$4,201,968**	**$4,208,526**	**$4,230,371**	**$(17,596)**	**$(32,121)**
FANNIE MAE STOCKHOLDERS' EQUITY							
Senior preferred stock	$120,836	$120,836	$120,836	$120,836	$120,836	$0	$0
Preferred stock, 700,000,000 shares are authorized—555,374,922 shares issued and outstanding	19,130	19,130	19,130	19,130	19,130	0	0
Common stock, no par value, no maximum authorization—1,308,762,703 shares issued and 1,158,087,567 shares outstanding	687	687	687	687	687	0	0
Accumulated deficit	(12,382)	(16,559)	(20,541)	(24,261)	(27,788)	4,177	15,406
Accumulated other comprehensive income (loss)	(1,234)	(197)	(45)	20	20	(1,037)	(1,254)
Treasury stock, at cost, 150,675,136 shares	(7,400)	(7,400)	(7,400)	(7,400)	(7,400)	0	0
Total stockholders' equity	**119,637**	**116,497**	**112,667**	**109,012**	**105,485**	**3,140**	**14,152**
Total liabilities & stockholders' equity	**$4,317,887**	**$4,332,343**	**$4,314,635**	**$4,317,538**	**$4,335,856**	**$(14,456)**	**$(17,969)**

See Notes to the Condensed Consolidated Financial Statements in the Third Quarter 2026 Form 10-Q

© 2026 Fannie Mae

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FANNIE MAE
AVERAGE BALANCES OF ASSETS & LIABILITIES AND ANNUALIZED YIELDS
($ in millions)

	QUARTERLY DATA									
	AVERAGE BALANCES					INTEREST INCOME / (EXPENSE)				
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
INTEREST-EARNING ASSETS:										
Cash	$10,959	$11,094	$11,092	$11,428	$11,618	$102	$103	$98	$113	$129
Securities purchased under agreements to resell	62,437	59,187	67,993	68,993	75,484	592	548	630	714	844
Investments in securities	98,386	89,473	65,219	73,142	76,745	938	825	547	620	614
Mortgage loans:										
Mortgage loans of Fannie Mae	70,623	65,346	60,605	57,504	55,368	697	700	655	591	599
Mortgage loans of consolidated trusts	4,053,657	4,064,185	4,069,960	4,072,606	4,076,794	39,265	38,594	38,250	38,122	37,745
Total mortgage loans[(a)]	**4,124,280**	**4,129,531**	**4,130,565**	**4,130,110**	**4,132,162**	**39,962**	**39,294**	**38,905**	**38,713**	**38,344**
Advances to lenders	2,270	3,067	3,452	4,111	3,262	28	38	42	54	46
Total interest-earning assets	**$4,298,332**	**$4,292,352**	**$4,278,321**	**$4,287,784**	**$4,299,271**	**$41,622**	**$40,808**	**$40,222**	**$40,214**	**$39,977**
INTEREST-BEARING LIABILITIES:										
Short-term funding debt	$34,350	$27,754	$21,431	$22,668	$14,467	$(323)	$(254)	$(194)	$(223)	$(154)
Long-term funding debt	144,710	141,282	116,949	102,845	111,070	(1,595)	(1,532)	(1,310)	(1,204)	(1,249)
Total debt of Fannie Mae	**179,060**	**169,036**	**138,380**	**125,513**	**125,537**	**(1,918)**	**(1,786)**	**(1,504)**	**(1,427)**	**(1,403)**
Debt securities of consolidated trusts held by third parties	3,989,082	3,997,005	4,021,658	4,045,538	4,063,137	(32,145)	(31,529)	(31,520)	(31,519)	(31,390)
Total interest-bearing liabilities	**$4,168,142**	**$4,166,041**	**$4,160,038**	**$4,171,051**	**$4,188,674**	**$(34,063)**	**$(33,315)**	**$(33,024)**	**$(32,946)**	**$(32,793)**
Net interest income						**$7,559**	**$7,493**	**$7,198**	**$7,268**	**$7,184**

AVERAGE RATES EARNED / PAID	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
INTEREST-EARNING ASSETS:					
Cash	3.72 %	3.71 %	3.53 %	3.96 %	4.44 %
Securities purchased under agreements to resell	3.79	3.70	3.71	4.14	4.47
Investments in securities	3.81	3.69	3.35	3.39	3.20
Mortgage loans:					
Mortgage loans of Fannie Mae	3.95	4.28	4.32	4.11	4.33
Mortgage loans of consolidated trusts	3.87	3.80	3.76	3.74	3.70
Total mortgage loans[(a)]	**3.88**	**3.81**	**3.77**	**3.75**	**3.71**
Advances to lenders	4.93	4.96	4.87	5.25	5.64
Total interest-earning assets	**3.87 %**	**3.80 %**	**3.76 %**	**3.75 %**	**3.72 %**
INTEREST-BEARING LIABILITIES:					
Short-term funding debt	3.76 %	3.66 %	3.62 %	3.94 %	4.26 %
Long-term funding debt	4.41	4.34	4.48	4.68	4.50
Total debt of Fannie Mae	**4.28**	**4.23**	**4.35**	**4.55**	**4.47**
Debt securities of consolidated trusts held by third parties	3.22	3.16	3.14	3.12	3.09
Total interest-bearing liabilities	**3.27 %**	**3.20 %**	**3.18 %**	**3.16 %**	**3.13 %**
Net interest yield / Net interest margin	**0.70 %**	**0.70 %**	**0.67 %**	**0.68 %**	**0.67 %**

(a) Average balance includes mortgage loans on nonaccrual status. Interest income includes loan fees, which primarily consist of the amortization of upfront cash fees exchanged when we acquire the mortgage loan and yield maintenance revenue we recognized on the prepayment of multifamily mortgage loans. For most components of the average balances, we use a daily weighted average of unpaid principal balance net of unamortized cost basis adjustments. When daily average balance information is not available, such as for mortgage loans, we use monthly averages.

© 2026 Fannie Mae

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FANNIE MAE
CREDIT-RELATED INFORMATION
($ in millions)

Fannie Mae

	QUARTERLY DATA						
						Q3 2026 Variance vs.	
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025
ALLOWANCE FOR CREDIT LOSSES[a]							
Single-family allowance for credit losses:							
Beginning balance	$(6,345)	$(6,286)	$(6,272)	$(6,064)	$(5,985)	$(59)	$(360)
(Provision) benefit for credit losses	(694)	(226)	(103)	(293)	(269)	(468)	(425)
Write-offs	181	233	132	142	241	(52)	(60)
Recoveries	(67)	(66)	(43)	(57)	(51)	(1)	(16)
Ending balance	**$(6,925)**	**$(6,345)**	**$(6,286)**	**$(6,272)**	**$(6,064)**	**$(580)**	**$(861)**
Multifamily allowance for credit losses:							
Beginning balance	$(2,408)	$(2,306)	$(2,320)	$(2,413)	$(2,486)	$(102)	$78
(Provision) benefit for credit losses	(446)	(259)	(174)	(5)	(69)	(187)	(377)
Write-offs	160	201	243	120	167	(41)	(7)
Recoveries	(40)	(44)	(55)	(22)	(25)	4	(15)
Ending balance	**$(2,734)**	**$(2,408)**	**$(2,306)**	**$(2,320)**	**$(2,413)**	**$(326)**	**$(321)**
Total allowance for credit losses:							
Beginning balance	$(8,753)	$(8,592)	$(8,592)	$(8,477)	$(8,471)	$(161)	$(282)
(Provision) benefit for credit losses	(1,140)	(485)	(277)	(298)	(338)	(655)	(802)
Write-offs	341	434	375	262	408	(93)	(67)
Recoveries	(107)	(110)	(98)	(79)	(76)	3	(31)
Ending balance	**$(9,659)**	**$(8,753)**	**$(8,592)**	**$(8,592)**	**$(8,477)**	**$(906)**	**$(1,182)**
COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES[a]							
Allowance for loan losses	$(9,415)	$(8,513)	$(8,357)	$(8,364)	$(8,246)	$(902)	$(1,169)
Other	(244)	(240)	(235)	(228)	(231)	(4)	(13)
Allowance for Credit Losses	**$(9,659)**	**$(8,753)**	**$(8,592)**	**$(8,592)**	**$(8,477)**	**$(906)**	**$(1,182)**
CREDIT LOSS RESERVES / GUARANTY BOOK[b]							
Single-Family	0.19 %	0.17 %	0.17 %	0.17 %	0.16 %		
Multifamily	0.50 %	0.44 %	0.42 %	0.43 %	0.46 %		
Total guaranty book	0.23 %	0.21 %	0.20 %	0.20 %	0.20 %		
NET CHARGE-OFF RATIOS[c]							
Single-Family	0.01 %	0.02 %	0.01 %	0.01 %	0.02 %		
Multifamily	0.09 %	0.12 %	0.14 %	0.07 %	0.11 %		
Total guaranty book	0.02 %	0.03 %	0.03 %	0.02 %	0.03 %		
60+ DAYS DELINQUENT RATIOS							
Single-Family[d]	0.92 %	0.85 %	0.83 %	0.88 %	0.81 %		
Multifamily[e]	0.62 %	0.60 %	0.78 %	0.74 %	0.68 %		

(a) The company's allowance for credit losses consists of (a) allowance for loan losses and (b) other, comprising the allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves and credit reserves on our available-for-sale ("AFS") debt securities. Pre-foreclosure costs represent advances for property taxes and insurance receivables.

(b) The company's single-family, multifamily or total credit loss reserves as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(c) The net charge-off ratio, which for purposes of its calculation includes the allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(d) Single-Family 60+ days delinquent ratios are expressed as a percentage of our single-family conventional guaranty book of business, based on loan count. Single-family 60+ days delinquent loans are loans that are 60 days or more past due or in the foreclosure process.

(e) Multifamily 60+ days delinquent ratios are expressed as a percentage of our multifamily guaranty book of business, based on unpaid principal balance. Multifamily 60+ days delinquent loans are loans that are 60 days or more past due.

© 2026 Fannie Mae

5

Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2026 Q3 2025 $10 $5 * $(3) $(7) $5 $17 (30) (33) (37) (41) (44) 3 14 (11) (14) (18) (22) (25) 3 14 (11) (14) (18) (22) (25) 3 14 1,467 1,461 1,450 1,411 1,372 6 95 0.7% 0.3% 0.0% (0.2)% (0.5)% 40 bps 120 bps (2.0)% (2.2)% (2.5)% (2.9)% (3.2)% 20 bps 120 bps (0.7)% (0.9)% (1.2)% (1.6)% (1.8)% 20 bps 110 bps (0.7)% (0.9)% (1.2)% (1.6)% (1.8)% 20 bps 110 bps * $(4) $(8) $(12) $(15) $4 $15 (11) (14) (18) (22) (25) 3 14 4,419 4,435 4,419 4,423 4,443 (16) (24) 0.0% (0.1)% (0.2)% (0.3)% (0.3)% 10 bps 30 bps (0.2)% (0.3)% (0.4)% (0.5)% (0.6)% 10 bps 40 bps $(32,654) $(36,729) $(40,782) $(44,481) $(48,457) $4,075 $15,803 4,177 3,982 3,720 3,527 3,859 195 318 (1,037) (152) (65) 0 (10) (885) (1,027) 522 (245) (398) (172) (127) 767 649 2,618 4,075 4,053 3,699 3,976 (1,457) (1,358) Standardized CET1 capital, ending balance $(30,036) $(32,654) $(36,729) $(40,782) $(44,481) $2,618 $14,445 * Represents amounts less than $500 million. (a) (b) (c) Ratios are calculated as a percentage of risk-weighted assets for risk-based capital metrics and as a percentage of adjusted total assets for leverage capital metrics. Negative capital amounts and ratios indicate capital deficits. Represents changes in deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 (CET1) capital and other regulatory adjustments. © 2026 Fannie Mae Standardized CET1 capital, beginning balance Net income Changes in accumulated other comprehensive income (loss), net of taxes Less: Changes in deferred tax assets (c) Changes in standardized CET1 capital The company began reporting its capital position under the enterprise regulatory capital framework beginning with the quarterly period ended December 31, 2022. The enterprise regulatory capital framework has a transition period for compliance, as described in the company's 2025 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. Core capital (statutory) Tier 1 capital Adjusted total assets Core capital (statutory) ratio Tier 1 capital ratio CET1 CAPITAL ROLLFORWARD ($ in millions) Risk-weighted assets Total capital (statutory) ratio CET1 capital ratio Tier 1 capital ratio Adjusted total capital ratio Leverage-based capital metrics Risk-based capital metrics Standardized Total capital (statutory) CET1 capital Tier 1 capital Adjusted total capital FANNIE MAE REGULATORY CAPITAL ($ in billions, except CET1 Capital data) QUARTERLY DATA Q3 2026 Variance vs. AVAILABLE CAPITAL (DEFICIT) (a)(b) 6

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA

	QUARTERLY DATA					Q3 2026 Variance vs.	
SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025
Net interest income	$6,268	$6,248	$5,978	$6,043	$5,992	$20	$276
Fee and other income	68	53	61	43	104	15	(36)
Net revenues	**6,336**	**6,301**	**6,039**	**6,086**	**6,096**	**35**	**240**
Fair value gains (losses), net[(a)]	658	(130)	171	(273)	(22)	788	680
Investment gains (losses), net	92	50	(257)	(14)	127	42	(35)
Other gains (losses), net	**750**	**(80)**	**(86)**	**(287)**	**105**	**830**	**645**
(Provision) benefit for credit losses	(694)	(226)	(103)	(293)	(269)	(468)	(425)
Non-interest expense							
Administrative expenses	(630)	(650)	(601)	(750)	(669)	20	39
Legislative assessments	(912)	(924)	(918)	(921)	(929)	12	17
Credit enhancement expense	(289)	(278)	(280)	(288)	(330)	(11)	41
Other income (expense), net	(107)	(87)	(90)	(173)	(129)	(20)	22
Total non-interest expense	**(1,938)**	**(1,939)**	**(1,889)**	**(2,132)**	**(2,057)**	**1**	**119**
Income before federal income taxes	4,454	4,056	3,961	3,374	3,875	398	579
Provision for federal income taxes	(812)	(863)	(817)	(697)	(790)	51	(22)
Net income	**$3,642**	**$3,193**	**$3,144**	**$2,677**	**$3,085**	**$449**	**$557**
SELECTED SINGLE-FAMILY HIGHLIGHTS							
Average Conventional Guaranty Book of Business ($ in billions)[(b)]	$3,560	$3,562	$3,564	$3,577	$3,588		
Average Charged Guaranty Fee on Conventional Book of Business, net of TCCA fees (bps)[(c)]	49.1	49.0	48.8	48.7	48.5		
SINGLE-FAMILY CREDIT RISK TRANSFER ($ in billions)							
UPB outstanding of single-family loans in a Connecticut Avenue Securities® (CAS) transaction[(d)]	$829	$848	$861	$859	$873		
UPB outstanding of single-family loans in a CIRTTM transaction[(e)]	417	411	406	418	431		
UPB outstanding of single-family loans in other CRT transactions	24	26	27	28	29		
Percentage of single-family conventional guaranty book of business covered by a CRT transaction[(f)]	36 %	36 %	36 %	37 %	37 %		
SELECTED SINGLE-FAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[(g)]	0.62 %	0.58 %	0.58 %	0.58 %	0.54 %		
REO ending inventory (number of properties)	5,475	4,967	4,826	4,519	4,496		
Single-Family Loan Workouts ($ in billions)[(h)]:							
Payment Deferrals	$2.0	$2.1	$2.9	$2.5	$2.3		
Modifications	3.3	3.0	3.0	3.1	3.2		
Other[(i)]	0.3	0.3	0.2	0.2	0.2		
Total Loan Workouts	**$5.6**	**$5.4**	**$6.1**	**$5.8**	**$5.7**		
Number of Loan Workouts (in thousands)	22.2	21.5	24.8	23.3	23.4		

(a) During the third quarter of 2026, we changed our methodology for allocating certain fair value gains and losses between our two business segments. For additional information, refer to "Note 10, Segment Reporting" in our Q3 2026 Form 10-Q.

(b) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(c) Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the Tax Cut Continuation Act of 2011 (the "TCCA"), the incremental revenue from which is paid to Treasury and not retained by Fannie Mae.

(d) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions.

(e) Includes mortgage pool insurance transactions.

(f) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end.

(g) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count.

(h) Excludes loans in an active forbearance arrangement, trial modifications, and repayment plans that have been initiated but not completed.

(i) Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent.

© 2026 Fannie Mae

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FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITIONS
($ in billions)

	QUARTERLY DATA						
						Q3 2026 Variance vs.	
SELECTED SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITION DATA[a]	**Q3 2026**	**Q2 2026**	**Q1 2026**	**Q4 2025**	**Q3 2025**	**Q2 2026**	**Q3 2025**
Conventional Loan Acquisition by Purpose:							
Purchase	$70	$73	$55	$60	$72	$(3)	$(2)
Refinance	18	38	44	37	18	(20)	0
Total Conventional Loan Acquisitions	**$88**	**$111**	**$99**	**$97**	**$90**	**$(23)**	**$(2)**
Selected Conventional Loan Credit Characteristics (by acquisition period):							
Weighted Average Original Loan-to-Value ("LTV") Ratio	78 %	77 %	76 %	76 %	77 %		
Original LTV Ratio >95%	8 %	7 %	6 %	6 %	7 %		
Weighted-Average FICO Credit Score[b]	755	756	757	759	756		
FICO Credit Score <680[b]	7 %	7 %	7 %	6 %	7 %		
Debt-to-Income ("DTI") Ratio >43%[c]	37 %	34 %	34 %	34 %	38 %		
Fixed-rate	98 %	96 %	96 %	96 %	98 %		
Primary Residence	96 %	96 %	94 %	95 %	95 %		
HomeReady[d]	6 %	6 %	5 %	4 %	7 %		
ACQUISITION BY LOAN PURPOSE							
Purchase	79 %	65 %	56 %	62 %	80 %		
Cash-out refinance	11 %	11 %	11 %	10 %	10 %		
Other refinance	10 %	24 %	33 %	28 %	10 %		

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) FICO credit score metrics are as of loan origination, as reported by the seller of the mortgage loan. These metrics exclude loans for which FICO credit scores were unavailable and also exclude loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented approximately 6% of single-family conventional guaranty business volume for the third quarter of 2026.

(c) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

(d) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired for the periods shown. See the "Original LTV Ratio > 95%" category for information on the single-family loans acquired with original LTV ratios greater than 95%.

© 2026 Fannie Mae

8

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

Fannie Mae

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[a][b]	BY ORIGINATION YEAR AS OF SEPTEMBER 30, 2026							
	2026	2025	2024	2023	2022 - 2020	2019 - 2009	2008 & Earlier	Overall Book / Total
Total UPB ($ in billions)	$254.1	$291.9	$234.6	$192.8	$1,936.4	$603.8	$43.3	$3,556.9
Average UPB	$346,190	$324,480	$304,282	$289,338	$236,771	$123,927	$69,408	$212,420
Share of SF Conventional Guaranty Book	7 %	8 %	7 %	5 %	54 %	17 %	2 %	100 %
Share of Loans with Credit Enhancement[c]	39 %	47 %	75 %	78 %	45 %	30 %	8 %	46 %
Serious Delinquency Rate (by loan count)[d]	0.09 %	0.49 %	0.82 %	1.04 %	0.53 %	0.63 %	1.71 %	0.62 %
Share of Seriously Delinquent Loan Population[e]	1 %	4 %	6 %	7 %	42 %	30 %	10 %	100 %
Weighted-Average OLTV Ratio	77 %	77 %	78 %	79 %	72 %	76 %	75 %	74 %
OLTV Ratio >95%	7 %	7 %	8 %	8 %	4 %	8 %	10 %	5 %
Weighted-Average Mark-to-Market LTV Ratio[f]	76 %	73 %	72 %	69 %	48 %	30 %	26 %	51 %
Weighted-Average FICO Credit Score[g]	755	756	757	754	756	746	694	753
FICO Credit Score <680[g]	7 %	7 %	5 %	5 %	6 %	11 %	40 %	7 %
Weighted-Average Borrower Interest Rate	6.2 %	6.4 %	6.5 %	6.5 %	3.3 %	4.1 %	5.5 %	4.3 %

Single-Family Conventional Guaranty Book of Business Credit Characteristics	AS OF REPORTING PERIOD END				
	Q3 2026	2025	2024	2023	2022
Single-Family Weighted-Average Mark-to-Market Loan-to-Value Ratio	51 %	51 %	50 %	51 %	52 %
Weighted-Average FICO Credit Score[g]	753	753	753	753	752

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Unless otherwise indicated, ratios are calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(c) Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(d) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(e) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(f) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that is used in our home price forecast to estimate periodic changes in home value. Excludes loans for which this information is not readily available.

(g) FICO credit score metrics are as of loan origination, as reported by the seller of the mortgage loan. These metrics exclude loans for which FICO credit scores were unavailable and also exclude loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented less than 0.5% of the single-family conventional guaranty book of business as of September 30, 2026 and approximately 6% of single-family conventional guaranty business volume for the third quarter of 2026.

© 2026 Fannie Mae

9

FANNIE MAE

SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

Fannie Mae

As of September 30, 2026	BY LOAN FEATURE			
SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[a]	**OLTV Ratio > 95%**	**Home Ready[g]**	**FICO Credit Score < 680[f]**	**DTI Ratio > 43%[h]**
Total UPB ($ in billions)	$194.3	$143.2	$258.5	$986.7
Average UPB	$190,660	$185,143	$164,073	$242,847
Share of SF Conventional Guaranty Book	5 %	4 %	7 %	28 %
Share of Loans with Credit Enhancement[b]	86 %	75 %	39 %	53 %
Serious Delinquency Rate (by loan count)[c]	1.35 %	1.15 %	2.15 %	0.94 %
Share of Seriously Delinquent Loan Population[d]	13 %	9 %	33 %	37 %
Weighted-Average OLTV Ratio	100 %	86 %	74 %	77 %
OLTV Ratio >95%	100 %	31 %	6 %	6 %
Weighted-Average Mark-to-Market LTV Ratio[e]	70 %	66 %	48 %	57 %
Weighted-Average FICO Credit Score[f]	742	745	651	744
FICO Credit Score <680[f]	7 %	8 %	100 %	9 %
Weighted-Average Borrower Interest Rate	5.0 %	4.8 %	4.7 %	4.7 %

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(c) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(d) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(e) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that is used in our home price forecast to estimate periodic changes in home value. Excludes loans for which this information is not readily available.

(f) FICO credit score metrics are as of loan origination, as reported by the seller of the mortgage loan. These metrics exclude loans for which FICO credit scores were unavailable and also exclude loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented less than 0.5% of the single-family conventional guaranty book of business as of September 30, 2026.

(g) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans in the single-family conventional guaranty book of business with original LTV ratios greater than 95%.

(h) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

© 2026 Fannie Mae

10

FANNIE MAE

SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

Fannie Mae

	QUARTERLY DATA						
						Q3 2026 Variance vs.	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025
Net interest income	$1,291	$1,245	$1,220	$1,225	$1,192	$46	$99
Fee and other income	24	19	21	20	19	5	5
Net revenues	**1,315**	**1,264**	**1,241**	**1,245**	**1,211**	**51**	**104**
Fair value gains (losses), net[(a)]	(28)	54	(50)	16	35	(82)	(63)
Investment gains (losses), net	2	3	(20)	19	(7)	(1)	9
Other gains (losses), net	**(26)**	**57**	**(70)**	**35**	**28**	**(83)**	**(54)**
(Provision) benefit for credit losses	(446)	(259)	(174)	(5)	(69)	(187)	(377)
Non-interest expense							
Administrative expenses	(154)	(161)	(144)	(171)	(150)	7	(4)
Legislative assessments	(12)	(10)	(13)	(15)	(14)	(2)	2
Credit enhancement expense	(82)	(83)	(78)	(80)	(79)	1	(3)
Other income (expense), net	63	125	(59)	27	33	(62)	30
Total non-interest expense	**(185)**	**(129)**	**(294)**	**(239)**	**(210)**	**(56)**	**25**
Income before federal income taxes	658	933	703	1,036	960	(275)	(302)
Provision for federal income taxes	(123)	(144)	(127)	(186)	(186)	21	63
Net income	**$535**	**$789**	**$576**	**$850**	**$774**	**$(254)**	**$(239)**
SELECTED MULTIFAMILY GUARANTY BOOK OF BUSINESS DATA ($ in billions)							
New business volume	$14.5	$14.2	$17.1	$25.8	$18.7	$0.3	$(4.2)
UPB outstanding of guaranty book of business[(b)]	545.4	544.6	542.5	534.7	521.3	0.8	24.1
Average charged guaranty fee (in bps) at period end	69.9	70.5	71.1	71.6	72.4	(0.6)	(2.5)
MULTIFAMILY CREDIT RISK TRANSFER ($ in millions)							
UPB outstanding of multifamily loans in a Multifamily CIRT transaction	$115,238	$117,028	$104,264	$105,740	$107,712	$(1,790)	$7,526
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities transaction	85,126	65,890	66,545	67,040	67,929	19,236	17,197
Percentage of multifamily guaranty book in a multifamily CRT transaction	37 %	34 %	31 %	32 %	34 %	300 bps	300 bps
SELECTED MULTIFAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[(c)]	0.62 %	0.60 %	0.78 %	0.74 %	0.68 %		
Percent criticized[(d)]	6 %	5 %	6 %	6 %	6 %		
REO ending inventory (number of properties)	226	218	201	181	188		

(a) During the third quarter of 2026, we changed our methodology for allocating certain fair value gains and losses between our two business segments. For additional information, refer to "Note 10, Segment Reporting" in our Q3 2026 Form 10-Q.

(b) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(c) Multifamily serious delinquency ("SDQ") rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business based on unpaid principal balance.

(d) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2026 Fannie Mae

11

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY LOAN ACQUISITIONS

Categories are not mutually exclusive		BY ACQUISITION PERIOD			
SELECTED MULTIFAMILY LOAN ACQUISITION DATA[(a)]	**YTD Q3 2026**	**2025**	**2024**	**2023**	**2022**
Total UPB ($ in billions)	$45.8	$73.7	$55.1	$52.9	$69.2
Weighted-Average OLTV Ratio	62 %	62 %	62 %	59 %	59 %
Loan Count	1,930	3,308	2,602	2,812	3,572
% Lender Recourse[(b)]	100 %	100 %	99 %	100 %	100 %
% DUS[(c)]	99 %	99 %	99 %	99 %	99 %
% Full Interest-Only	68 %	66 %	61 %	63 %	53 %
Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions	60 %	60 %	59 %	57 %	56 %
Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions	66 %	67 %	66 %	63 %	63 %
% Partial Interest-Only[(d)]	25 %	28 %	31 %	32 %	39 %
Original Loan-to-Value Ratio less than or equal to 70%	88 %	88 %	89 %	93 %	86 %
Original Loan-to-Value Ratio greater than 70% and less than or equal to 80%	12 %	11 %	11 %	6 %	14 %
Original Loan-to-Value Ratio greater than 80%	0 %*	1 %	1 %	1 %	0 %*
ACQUISITION BY NOTE TYPE					
Fixed	96 %	99 %	100 %	99 %	78 %
Variable-rate	4 %	1 %	0 %*	1 %	22 %

TOP 10 METROPOLITAN STATISTICAL AREAS BY 2026 ACQUISITION UPB ($ in billions)	**YTD Q3 2026**
New York	$4.84
Los Angeles	2.95
Dallas	1.75
San Jose	1.61
Seattle	1.61
Miami	1.51
Washington, D.C.	1.49
Phoenix	1.35
Atlanta	1.28
Chicago	1.21
Total Top 10 UPB	**$19.60**
Share of Acquisitions	42.8 %

* Represents less than 0.5% of multifamily loan acquisitions

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by unpaid principal balance.

(c) Under the Delegated Underwriting and Servicing ("DUS®") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. We delegate to these lenders the authority to underwrite and service multifamily loans on our behalf in accordance with our standards and requirements, and DUS lenders typically share a portion of the credit risk on our multifamily loans for the life of the loans.

(d) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

© 2026 Fannie Mae

12

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

Fannie Mae

As of September 30, 2026
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[a]	ACQUISITION YEAR							
	2026	2025	2024	2023	2022	2021 - 2017	2016 & Earlier	Overall Book
Total UPB ($ in billions)	$45.8	$73.4	$54.3	$49.7	$61.2	$242.2	$18.8	$545.4
% of Multifamily Guaranty Book	8 %	14 %	10 %	9 %	11 %	44 %	4 %	100 %
Loan Count	1,930	3,279	2,542	2,606	3,182	14,129	2,794	30,462
Average UPB ($ in millions)	$24	$22	$21	$19	$19	$17	$7	$18
Weighted-Average OLTV Ratio	62 %	62 %	62 %	59 %	59 %	65 %	68 %	63 %
Weighted-Average DSCR[b]	1.7	1.6	1.6	1.5	1.7	2.2	2.1	1.9
% with DSCR Below 1.0[b]	0 %*	1 %	5 %	8 %	10 %	4 %	6 %	5 %
% Fixed Rate	96 %	99 %	100 %	99 %	84 %	96 %	79 %	95 %
% Full Interest-Only	68 %	66 %	62 %	64 %	55 %	39 %	17 %	51 %
% Partial Interest-Only[c]	25 %	28 %	31 %	31 %	37 %	50 %	49 %	40 %
% Small Balance Loans[d]	33 %	33 %	34 %	39 %	38 %	45 %	75 %	44 %
Serious Delinquency Rate[e]	0.00 %	0.05 %	0.46 %	1.34 %	0.74 %	0.62 %	2.74 %	0.62 %
% Criticized[f]	0 %*	1 %	6 %	9 %	11 %	5 %	10 %	6 %

UPB BY MATURITY YEAR ($ in billions)[a]	As of September 30, 2026
2026	$4.4
2027	24.0
2028	49.1
2029	68.8
2030 - 2032	261.9
2033 - 2035	99.2
Other	38.0
Total	**$545.4**

* Represents less than 0.5% of multifamily guaranty book of business.

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% of the company's multifamily guaranty book of business as of September 30, 2026, based on the unpaid principal balance of the loans.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2026 Fannie Mae

13

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

As of September 30, 2026
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[(a)]	BY ASSET CLASS / TARGETED AFFORDABLE SEGMENT				
	Conventional / Co-op[(g)]	Seniors Housing[(g)]	Student Housing[(g)]	Manufactured Housing[(g)]	Affordable[(h)]
Total UPB ($ in billions)	$503.5	$9.5	$11.2	$21.2	$68.0
% of Multifamily Guaranty Book	92 %	2 %	2 %	4 %	12 %
Loan Count	27,823	319	384	1,936	4,167
Average UPB ($ in millions)	$18.1	$29.7	$29.1	$10.9	$16.3
Weighted-Average OLTV Ratio	63 %	63 %	64 %	59 %	67 %
Weighted-Average DSCR[(b)]	1.9	1.9	1.8	2.4	1.8
% with DSCR Below 1.0[(b)]	5 %	11 %	5 %	1 %	6 %
% Fixed Rate	95 %	87 %	82 %	97 %	92 %
% Full Interest-Only	52 %	22 %	44 %	50 %	33 %
% Partial Interest-Only[(c)]	39 %	60 %	51 %	41 %	43 %
% Small Balance Loans[(d)]	42 %	18 %	38 %	66 %	48 %
Serious Delinquency Rate[(e)]	0.58 %	1.34 %	2.19 %	0.53 %	0.24 %
% Criticized[(f)]	6 %	14 %	6 %	1 %	8 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

(g) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories.

(h) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

© 2026 Fannie Mae

14

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 0.1% 1.2% 0.2% 0.3% 0.3% 0.1% 0.2% 0.2% 0.2% 0.5% 0.4% 0.1% 0.0%* 0.0%* 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 118 62 12 13 11 16 12 14 31 28 61 139 181 226 * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year. (a) Cumulative total credit loss rate, net is the cumulative net credit losses through September 30, 2026 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Cumulative net credit losses include the expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. The rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in 2023. © 2026 Fannie Mae Cumulative Total Credit Loss Rate, Net by Acquisition Year through September 2026 (a) REO Ending Inventory (number of properties) FANNIE MAE SEGMENT RESULTS - MULTIFAMILY PROBLEM LOAN STATISTICS 15